UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 9, 2024

TITAN ENVIRONMENTAL SOLUTIONS INC.

(Exact name of registrant as specified in charter)

Nevada	000-56148	30-0580318
(State or other Jurisdiction of Incorporation or Organization)	(Commission File Number)	(IRS Employer Identification No.)

1931 Austin Drive Troy, Michigan	48083
(Address of Principal Executive Offices)	(zip code)

(248) 775-7400

(Registrant’s telephone number, including area code)

TraQiQ Inc.

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17 CFR 240.14a-12(b))

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.0001 per share	TRIQ	OTC QB

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement.

Merger Agreement

Pursuant to an Amended and Restated Agreement and Plan of Merger, dated as of January 9, 2024 (the “Merger Agreement”), by and between TraQiQ, Inc., a California corporation (“TRIQ”), and Titan Environmental Solutions Inc., a Nevada corporation and wholly-owned subsidiary of TRIQ (“Titan”), effective as of January 10, 2024 at 11:59 p.m. eastern time, TRIQ merged with and into Titan, with Titan being the surviving entity (the “Reincorporation Merger”). The Reincorporation Merger, including the Name Change described below, was approved by the written consent of stockholders owning voting capital stock of TRIQ representing a majority of votes that may be cast by the issued and outstanding shares of TRIQ’s capital stock, as reported in the Definitive Information Statement on Schedule 14C filed by TRIQ with the Securities and Exchange Commission on October 10, 2023.

Pursuant to the terms of the Merger Agreement and as a result of the effectiveness of the Reincorporation Merger:

●	Our corporate name was changed from “TraQiQ, Inc.” to “Titan Environmental Solutions Inc.” (the “Name Change”);

●	each share of TRIQ common stock issued and outstanding immediately prior to the effective time of the Reincorporation Merger was converted into one share of common stock of Titan;

●

each share of TRIQ Series C Convertible Preferred Stock, par value $0.0001 per share (the “Series C Preferred Stock”) immediately prior to the effective time of the Reincorporation Merger, which was convertible into 100 shares of our Common Stock, was converted into one share of Series A Convertible Preferred Stock of Titan (the “Series A Preferred Stock”), which has substantially the same rights and preferences as the Series C Preferred Stock;

●	each Series A Right to Receive Common Stock of TRIQ issued and outstanding immediately prior to the effective time of the Reincorporation Merger was converted into one Series A Right to Receive Common Stock of Titan, which has substantially the same rights and preferences as the Series A Rights to Acquire Common Stock of TRIQ;

●	each Series B Right to Receive Common Stock of TRIQ issued and outstanding immediately prior to the effective time of the Reincorporation Merger was converted into one Series B Right to Receive Common Stock of Titan, which has substantially the same rights and preferences as the Series B Rights to Acquire Common Stock of TRIQ;

●	all of the outstanding warrants of TRIQ to purchase TRIQ common stock were automatically assumed by Titan and represent warrants to acquire shares of common stock of Titan;

●	the authorized capital stock was increased to 425,000,000 total shares, consisting of 400,000,000 shares of common stock, par value $0.0001 per share, and 25,000,000 shares of “blank check” preferred stock, par value $0.0001 per share, of which 630,900 shares were designated “Series A Convertible Preferred Stock”;

●	we adopted the “Titan Environmental Solutions Inc. 2023 Equity Incentive Plan”;

●	the Titan board of directors will be authorized to effect a reverse stock split (the “Reverse Stock Split”) on the basis of one new share of Titan common stock for up to 50 shares of old Titan common stock, at the discretion of the Titan board of directors, at any time prior to the first anniversary of the effective date of the Reincorporation Merger;

●	in connection with effecting the Reverse Stock Split, the Titan board of directors will be authorized to amend the articles of incorporation of Titan to reduce the number of authorized shares of common stock to a number of shares, as determined by the Titan board of directors, that is not less than 110% of the number of outstanding shares of common stock on a fully-diluted basis after giving effect to the Reverse Stock Split;

●	the persons serving as the TRIQ executive officers and directors as of the effective time of the Reincorporation Merger continued to serve in such respective capacities with Titan following the effective time of the Reincorporation Merger; and

●	Titan is governed by the laws of the State of Nevada and Articles of Incorporation and Bylaws, which were adopted under the laws of the State of Nevada in the forms attached hereto as Exhibits 3.1 and 3.2, respectively.

The Reincorporation Merger did not result in any change in headquarters, business, management, location of any offices or facilities, number of employees, federal tax identification number, assets or liabilities (other than as a result of the costs incident to the Reincorporation Merger, which are not material). Management, including all directors and officers, remain the same immediately after the Reincorporation Merger except as described in Item 5.02 herein.

The foregoing description of the Merger Agreement is intended to be a summary and is qualified in its entirety by reference to such agreement, which is filed as Exhibit 2.1 to this Current Report and incorporated by reference herein. Copies of the Articles of Incorporation, Bylaws, and Certificate of Designation of Preferences of Series A Preferred Stock of Titan are filed as Exhibits 3.1, Exhibit 3.2, and Exhibit 3.3, respectively, to this Current Report on Form 8-K (this “Current Report”) and are incorporated by reference herein.

This Current Report is also being filed for the purpose of establishing Titan as the successor issuer to TRIQ pursuant to Rule 12g-3 under the Securities Exchange Act of 1934, as amended (the “Exchange Act”). Pursuant to Rule 12g-3(a) under the Exchange Act, the shares of common stock of Titan Environmental Solutions Inc., as successor issuer, are deemed registered under Section 12(g) of the Exchange Act.

Additional Trading Information

FINRA Effective Date; Symbol Changes; CUSIP Number. We currently expect the Reincorporation Merger and the Name Change to become effective with FINRA (the Financial Industry Regulatory Authority) and in the marketplace at the open of business on January 12, 2024, whereupon the shares of Titan common stock will begin trading under the new name. The trading symbol for the Titan common stock will also be changed to “TESI”. The CUSIP number for Titan’s common stock is 88829H 106.

Certificates. Stockholders who hold their shares in electronic form do not have to take any action as the effect of the Reincorporation Merger and the Name Change will automatically be reflected in their accounts. Stockholders holding paper certificates may (but are not required to) send their certificates to the Titan’s transfer agent at the address given below. The transfer agent will issue a new share certificate reflecting the terms of the Reincorporation Merger and the Name Change to each requesting stockholder.

Equity Stock Transfer

237 West 37th Street, Suite 602

New York, NY 10018

Telephone: (212) 575-5757

E-Mail: nora@equitystock.com

Item 3.03 Material Modification to Rights of Security Holders.

The information included in Item 1.01 hereof is incorporated by reference herein in its entirety.

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

In connection with the Reincorporation Merger, Glen Miller was appointed as the President of Titan in addition to his roles as Chairman and Chief Executive Officer, and Michael Jansen was appointed as the Treasurer of Titan in addition to his roles as Chief Financial Officer and Secretary. This was done because Nevada law requires corporations to have an appointed President and Treasurer. Neither of Mr. Miller’s nor Mr. Jansen’s responsibilities or duties were changed as a result of the additional titles.

Item 5.03. Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

The information included in Item 1.01 hereof is incorporated by reference herein in its entirety.

Item 7.01 Regulation FD Disclosure

On January 11, 2024, Titan issued a press release announcing their closing of the transactions contemplated by the Merger Agreement and the Reincorporation Merger. The press release is attached hereto as Exhibit 99.1 and is incorporated by reference herein.

The foregoing Exhibit 99.1 is being furnished pursuant to Item 7.01 and will not be deemed to be filed for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise be subject to the liabilities of that section, nor will it be deemed to be incorporated by reference in any filing under the Securities Act or the Exchange Act, regardless of any general incorporation language in such filings. This Current Report will not be deemed an admission as to the materiality of any information in this Item 7.01, including Exhibits 99.1.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

See the Exhibit Index below, which is incorporated by reference herein.

Exhibit No.	Description
2.1	Amended and Restated Agreement and Plan of Merger, dated January 9, 2024, by and between TraQiQ, Inc. and Titan Environmental Solutions Inc.
3.1	Articles of Incorporation of Titan Environmental Solutions Inc.
3.2	Bylaws of Titan Environmental Solutions Inc.
3.3	Certificate of Designation of the Preferences of Series A Convertible Preferred Stock of Titan Environmental Solutions Inc.
99.1	Press Release of Titan dated January 11, 2024
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: January 11, 2024	TITAN ENVIRONMENTAL SOLUTIONS INC.

	By:	/s/ Glen Miller
Glen Miller
Chief Executive Officer